UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: January 29, 2007
(Date of earliest event reported)


               Wells Fargo Mortgage Backed Securities 2007-1 Trust
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           (Exact name of issuing entity as specified in its charter)


                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)


                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)


         New York                     333-137620-04              Applied For
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(State or other jurisdiction      (Commission File No.          (IRS Employer
     of incorporation              of issuing entity)         Identification No.
    of issuing entity)                                        of issuing entity)


7430 New Technology Way, Frederick, Maryland                        21703
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   Address of principal executive offices                         (Zip Code)


Depositor's telephone number, including area code         (301) 846-8881
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated January 29, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2007-1 Trust Mortgage Pass-Through Certificates, Series 2007-1 (the "Certificates"), issued on January 29, 2007, including (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-PO and Class A-R Certificates (the "Class A Certificates"), having an aggregate initial principal balance of $575,449,428.00, (ii) the Class B-1, Class B-2 and Class B-3 Certificates (the "Public Class B Certificates"), having an aggregate initial principal balance of $22,537,000.00, and (iii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $3,005,212.00.

            The Class A Certificates were sold to Greenwich Capital Markets, Inc. pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated January 4, 2007 (together, the "Class A Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Greenwich Capital Markets, Inc. A copy of the Class A Underwriting Agreement is attached as
Exhibit 1.1.

            The Public Class B Certificates were sold to Citigroup Global Markets Inc. pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated January 12, 2007 (together, the "Class B Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Citigroup Global Markets Inc. A copy of the Class B Underwriting Agreement is attached as Exhibit 1.2.

            The Private Certificates were sold to Citigroup Global Markets Inc. on January 29, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated January 29, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            Certain of the mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of January 29, 2007 (the "Wells Fargo Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Wells Fargo Servicing Agreement is attached as Exhibit 10.1. No single other servicer will service 10% or more of the mortgage loans.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------------                    -----------

      (1.1) Class A Underwriting Agreement, dated February 15, 2006 and terms agreement, dated January 4, 2007, among the Company, Wells Fargo Bank, N.A. and Greenwich Capital Markets, Inc.

      (1.2) Class B Underwriting Agreement, dated February 15, 2006 and terms agreement, dated January 12, 2007, among the Company, Wells Fargo Bank, N.A. and Citigroup Global Markets Inc.

      (4.1) Pooling and Servicing Agreement, dated as of January 29, 2007, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

     (10.1) Servicing Agreement, dated as of January 29, 2007, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

     (10.2) Mortgage Loan Purchase Agreement, dated as of January 29, 2007, between the Company and Wells Fargo Bank, N.A.

     (10.3) Yield Maintenance Agreement, dated January 29, 2007, between The Royal Bank of Scotland Group plc, as counterparty, and Wells Fargo Bank, N.A., as master servicer.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES CORPORATION

January 29, 2007


                                       /s/ Bradley A. Davis
                                       -----------------------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

   (1.1)              Class A Underwriting Agreement, dated            E
                      February 15, 2006 and terms agreement,
                      dated January 4, 2007, among the
                      Company, Wells Fargo Bank, N.A. and
                      Greenwich Capital Markets, Inc.

   (1.2)              Class B Underwriting Agreement, dated            E
                      February 15, 2006 and terms agreement,
                      dated January 12, 2007, among the
                      Company, Wells Fargo Bank, N.A. and
                      Citigroup Global Markets Inc.

   (4.1)              Pooling and Servicing Agreement, dated           E
                      as of January 29, 2007, among Wells
                      Fargo Asset Securities Corporation,
                      Wells Fargo Bank, N.A. and HSBC Bank
                      USA, National Association, as trustee.

  (10.1)              Servicing Agreement, dated as of                 E
                      January 29, 2007, between Wells Fargo
                      Bank, N.A., as servicer and Wells
                      Fargo Bank, N.A., as master servicer.

  (10.2)              Mortgage Loan Purchase Agreement,                E
                      dated as of January 29, 2007, between
                      the Company and Wells Fargo Bank, N.A.

  (10.3)              Yield Maintenance Agreement, dated               E
                      January 29, 2007, between The Royal
                      Bank of Scotland Group plc, as
                      counterparty, and Wells Fargo Bank,
                      N.A., as master servicer.